Business	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Business [Abstract]
BUSINESS

2. BUSINESS

FlexShopper, Inc. (the “Company”) is a corporation organized under the laws of the State of Delaware on August 16, 2006. The Company owns 100% of FlexShopper, LLC, a limited liability company incorporated under the laws of North Carolina on June 24, 2013. The Company is a holding corporation with no operations except for those conducted by FlexShopper, LLC. FlexShopper, LLC provides through e-commerce sites certain types of durable goods to consumers, including customers of third party retailers and e-tailers, on a lease-to-own basis (“LTO”).

In January 2015, in connection with the credit agreement entered into in March 2015 (see Note 6), FlexShopper 1 LLC and FlexShopper 2 LLC were organized as wholly owned Delaware subsidiaries of FlexShopper, LLC to conduct operations. FlexShopper, LLC together with its subsidiaries are hereafter referred to as “FlexShopper.”

To date, funds derived from the sale of FlexShopper’s common stock and Series 2 Convertible Preferred Stock and the Company’s ability to borrow funds against the lease portfolio have provided the liquidity and capital resources necessary to fund its operations. The Company’s ability to borrow additional funds under its credit agreement can be terminated in August if the Company does not raise $20 million of equity prior to August 31, 2018 (see Note 6). Additionally, the holder of one of its subordinated promissory notes (as described in Notes 5 and 13) provided the Company with a 30-day written notice for payment of $2.5 million of principal and accrued interest. Repayment has been extended to August 31, 2018. Further, pursuant to the terms of the subordinated promissory notes, repayment is not permitted and remedies are not available, other than default interest, without the consent of the Credit Agreement lender. The Company is currently exploring various financing options to provide additional equity capital as well as both extend and lower the cost of our credit facilities going forward. If the Company is unable to obtain additional equity capital and extend the credit facilities, management believes the Company would be able to maintain a positive cash position by servicing and collecting its existing lease portfolio and paying its obligations as they become due but would be forced to curtail or suspend normal business operations, including its discretionary marketing expenditures.

1. BUSINESS:

FlexShopper, Inc. (the “Company”) is a corporation organized under the laws of the State of Delaware on August 16, 2006. The Company owns 100% of FlexShopper, LLC, a limited liability company incorporated under the laws of North Carolina on June 24, 2013. The Company is a holding corporation with no operations except for those conducted by FlexShopper LLC. FlexShopper LLC provides through e-commerce sites, certain types of durable goods to consumers on a lease-to-own basis (“LTO”) including consumers of third party retailers and e-tailers.

In January 2015, in connection with the credit agreement entered into in March 2015 (see Note 5), FlexShopper 1 LLC and FlexShopper 2 LLC were organized as wholly owned Delaware subsidiaries of FlexShopper LLC to conduct operations. FlexShopper LLC together with its subsidiaries are hereafter referred to as “FlexShopper.”